UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "GF." The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.dws-investments.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity and equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

20958

The New Germany Fund, Inc.

Semi-Annual Report

June 30, 2010

The New Germany
Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

During the first six months of 2010, the German equity market outperformed all other European markets, aided primarily by the weakening euro, which provided opportune support to the country's broad-based industrial export sector, and by extremely competitive interest rates versus its neighbors. In an otherwise very positive half-year period, various macroeconomic issues arose at the European level that weakened results. First, sovereign debt worries among the peripheral countries in Europe burdened sentiment, as the yield on Greek bonds rose above 6%, and the cost of insuring debt from the so-called PIIGS countries (Portugal, Italy, Ireland, Greece, and Spain) rose. Second, discussions concerning a levy and taxes on the financial sector and/or taxes on trading shares (Tobins-Tax) clouded the outlook for the financial industry.

The sovereign debt crisis in Europe, which triggered market reversals within all domestic equity markets from their previous uptrend, continued to burden markets overall in the second quarter, but benefited Germany on a relative basis. As the largest single contributor to European gross domestic product (GDP, the value of goods and services produced in an economy) continued to report favorable industrial production and export numbers, and leading indicators remained supportive for investor sentiment, the performance gap between individual markets in Europe widened. As the Greek budget deficit for 2009 was repeatedly revised upwards, the country's debt was downgraded to BB+, considered "junk" status, causing that market to take a steep dive and benefitting Germany as investors sought the relative safety of that market. Portugal and Spain equity markets also suffered as credit ratings and outlooks there were lowered as well. Spain's to AA and Portugal's to an A- rating.1

Following these developments, global equity markets came under pressure as the focus shifted from the short-term benefits of the huge bailout programs toward the challenge of financing them. Germany announced measures totaling in excess of 80 billion euros (a mixture of budget cuts and tax increases) and the UK raised its value-added tax to 20% from 17.5%. The announced austerity programs of these and other European Union (EU) countries — advocating various mixtures of higher taxes and lower government spending — provide a headwind for the European economy in coming quarters, and raise fears that tighter fiscal policy could markedly slow growth throughout the region.

In Germany, macroeconomic news started the year positively, with rising manufacturing indicators and factory orders slightly above expectations. The ZEW Index economic sentiment indicator and the IFO Business Climate Index readings for April through June were ahead of forecasts and unemployment fell more sharply than had been anticipated, reaching an 18-year low of 7.7%.2

Additionally, the second quarter began with strong corporate earnings reports for first quarter 2010 earnings, supporting the German equity market. Mid-cap companies increased their 2010 guidance and German exports saw their strongest monthly increase since 1992, up by almost 10%.

For the six months ended June 30, 2010, the New Germany Fund's total return in USD was -10.44% based on net asset value and -3.99% based on market price. During the same period, the total return of the Fund's benchmark, the Midcap Market Performance Index, was -12.12%.3 Were it not for the weakness of the EUR currency, which declined 14.5% vs. the USD in the first half year of 2010, both fund and benchmark performance would have been positive in the period.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

The Fund's outperformance in the semi-annual period can be mainly attributed to good stock picking. The fund's top four overweight positions at end-June, Software AG, Wacker Chemie, Lanxess and Rheinmetall, all beat the index over the period. The underweight in Aixtron and Salzgitter* also contributed positively. In terms of larger transactions during the period, the Fund completely sold out of its positions in Bauer*, Q'Cells* and HeidelbergerCement*. The Fund previously had an underweight in the latter and the stock was removed from the benchmark during the quarter. The most significant purchase was in Continental, which was moved from an underweight to a 1.6% overweight. The German automobile supplier lifted its 2010 fiscal year guidance based on stronger than expected preliminary first-half results. This was followed up with the announcement of the launch of a high yield corporate bond to partially refinance a large block of debt maturin g by 2012, alleviating liquidity concerns.

On July 20, 2010 the Fund announced that the Board of Directors approved a series of up to four, consecutive, semi-annual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value ("NAV"). The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. The first measurement period will commence on September 1, 2010.

The Fund also announced that the Board of Directors has authorized the Fund to repurchase up to 950,000 shares during the period August 1, 2010 through July 31, 2011. Purchases will be made when it is believed that such repurchases are advantageous to the Fund.

The Fund's discount to net asset value averaged 14.54% for the six months ended June 30, 2010, compared with a discount of 23.12% for the same period a year earlier.

*  Not held in the fund as of 6/30/2010.

1  Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

2  The IFO Business Climate Index is a closely watched indicator of German business conditions, based on a monthly survey of about 7,000 companies. It is widely seen as a barometer for economic conditions in the whole of the Eurozone, which is a term used to a currency union among European Union member states that have adopted the euro as their sole currency. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. The ZEW Index is a sentiment measure for German investor confidence.

3  The Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment. MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possibly to invest directly in an index.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Vice President and Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

The New Germany
Fund, Inc.

ECONOMIC OUTLOOK

As macroeconomic concerns in Europe recede, bottom-up earnings will again play a larger role in determining the market's direction. The earnings picture has remained very favourable for German companies and will be foremost in investors' minds as the second quarter earnings reporting season starts in July 2010. As the locomotive of the German economy continues to be its industrial manufacturing sector, exporting significant parts of its production into all regions of the world, it will continue to be very important to monitor the structural growth in emerging markets, especially China. In Europe, growth will be held back by the newly announced austerity measures, possibly impacting Germany's exports into the Eurozone, but growth will be boosted from the export side via the now extremely competitive euro.1

Finally, German equity market valuations not only appear supportive, but are once again relatively low on a historical basis. This should lend support to the market in coming quarters.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

1  The Eurozone refers to a currency union among the European Union member states that have adopted the Euro as their sole currency.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.newgermanyfund.com

FUND HISTORY AS OF JUNE 30, 2010

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six-months ended June 30	For the years ended December 31,
	2010(c)	2009	2008		2007	2006	2005
Net Asset Value(a)	(10.44)%	45.22%	(46.75	)%(b)	25.17%	43.94%	13.68%
Market Value(a)	(3.99)%	52.07%	(53.32)%		25.14%	44.13%	18.94%
Benchmark(1)	(12.12)%	42.33%	(47.86)%		22.10%	42.51%	14.17%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Return includes the effect of the $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.

(c)  Total returns for the six-month period are not annualized.

(1)     Represents the Midcap Market Performance Index*.

  *  The Midcap Market Performance Index is a total return index that is composed of various MDAX** and TecDAX*** issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.

  **  MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

  ***TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund intends to elect to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) by the end of the fiscal year ending December 31, 2010.

FUND HISTORY AS OF JUNE 30, 2010 (continued)

STATISTICS:

Net Assets	$236,922,694
Shares Outstanding	18,345,228
NAV Per Share	$12.91

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	LT Capital Gains	Total Distribution
04/30/10	05/10/10	$0.054	$—	$0.054
12/31/09	01/28/10*	$0.160	$—	$0.160
05/04/09	05/14/09	$0.018	$—	$0.018
12/15/08	12/31/08	$0.127	$—	$0.127
05/06/08	05/15/08	$0.059	$—	$0.059
12/21/07	01/10/08**	$0.255	$—	$0.255
05/03/07	05/15/07	$0.340	$—	$0.340
12/21/06	12/28/06	$0.055	$—	$0.055
05/05/06	05/15/06	$0.150	$—	$0.150
12/22/05	12/30/05	$0.410	$—	$0.410
05/19/05	05/27/05	$0.140	$—	$0.140
12/22/04	12/31/04	$0.230	$—	$0.230
05/06/04	05/14/04	$0.050	$—	$0.050
12/22/03	12/31/03	$0.022	$—	$0.022
07/24/03	07/30/03	$0.003	$—	$0.003
11/20/00	11/29/00	$0.010	$1.30	$1.310
09/01/00	09/15/00	$0.070	$0.35	$0.420

OTHER INFORMATION:

NYSE Ticker Symbol	GF
NASDAQ Symbol	XGFNX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/10)	1.13%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

  *  Although this distribution is payable in 2010, it may have been taxable in 2009.

  **  Although this distribution was payable in 2008, it may have been taxable in 2007.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2010 (As a % of Common and Preferred Stocks)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2010 (As a % of Common and Preferred Stocks)

1.	Lanxess	5.9
2.	Wacker Chemie	5.0
3.	GEA Group	5.0
4.	Software	4.9
5.	EADS	4.9
6.	Hochtief	4.5
7.	Continental	4.3
8.	Rheinmetall	4.3
9.	QIAGEN	3.8
10.	Stada Arzneimittel	3.6

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's investment portfolio, see page 8. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings as of the month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH THE VICE PRESIDENT AND LEAD PORTFOLIO MANAGER — RAINER VERMEHREN

Question:How has German unemployment developed throughout the crisis and what do you expect going forward?

Answer: German unemployment figures have been significantly lower than most of the rest of Europe throughout the crisis. The number of unemployed fell for the 12th month running in June, leaving the unemployment rate unchanged at an 18-month low of 7.7%. In contrast, 19.9% are currently unemployed in Spain. These unemployment figures highlight a growing divergence between the core and peripheral euro-zone economies, which supports the view that sustained recovery in the peripheral economies is still a long way off. Though the German labour market has been relatively resilient, we suspect that it may take longer for economic conditions to recover and that the positive development may be offset by a drop in public-sector employment as the austerity measures begin to bite. Furthermore, government subsidies that had kept many German workers in employment will s tart expiring later this year.

Question:Germany has performed well in comparison to the economies of its neighbouring countries. Which factors have enabled the German economy to outperform the rest of Europe? Is this development sustainable?

Answer: Heavy employment subsidies by the Germany government (i.e., a partnership with businesses) contributed significantly to the good performance and resilience of the domestic labour market. Moreover, an already healthy competitive position, combined with the weakening euro, has enabled the industrial sector to support the wider economy. With business surveys pointing to buoyant annual growth in the months ahead and industrial orders recording another solid monthly rise in April and May, the recovery looks set to continue in the short term. Longer term, with fiscal policy in Germany and elsewhere set to be tightened dramatically in coming quarters, this revival certainly remains fragile, since a booming industrial sector alone will not be enough to ensure a strong and sustained economic recovery. With no sign of revival in the consumer sector and the an nouncement of new spending cuts by the government, we expect the recovery in the wider German economy will be steady yet not spectacular. In all, there is encouraging evidence that Germany is again leading the way, but a lack of domestic spending will mean that its recovery does little to support the euro-zone's periphery.

Question:What will be the impact on the German financial system of the upcoming regulatory changes?

Answer: While the implementation of regulatory changes remains some quarters away, there is a growing consensus among various regulators on the kind of frameworks needed to provide for greater consumer and taxpayer protection in the future. A number of proposals have been circulated to banks and other market participants by the BaFin (the German securities regulator), by the Bundesbank (the German central bank), and by the European Parliament (UCITS IV guidelines). As in the rest of Europe, the regulatory changes within Germany aim to restore consumer confidence while maintaining the fragile economic recovery and buoyant stock market. The main focus lies in better defining processes, increased reporting requirements, higher levels of accountability and more clearly defined levels of responsibility. Some of the most significant regulatory changes will be def ined in the following legal papers: MaRisk from the BaFin (i.e. minimum requirements for risk management), UCITS IV from the European Parliament, "Directive on alternative Investment Fund Managers" from the European Commission, and "Rules of Good Conduct" from the BVI (a federal alliance of investment funds and asset managers), among others.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 88.8%
	COMMON STOCKS – 86.7%
	AEROSPACE & DEFENSE – 3.0%
129,084	MTU Aero Engines Holding	$7,229,618
	AIRLINES – 0.3%
170,000	Air Berlin*†	691,164
	AUTO COMPONENTS – 7.3%
190,000	Continental*	9,953,794
188,344	ElringKlinger	4,059,370
150,000	Leoni*	3,179,674
		17,192,838
	CHEMICALS – 13.8%
317,760	Lanxess†	13,547,522
360,000	Symrise	7,514,391
79,364	Wacker Chemie	11,618,963
		32,680,876
	COMMERCIAL BANKS – 1.2%
100,000	Deutsche Postbank*	2,926,182
	COMPUTERS & PERIPHERALS – 3.0%
127,727	Wincor Nixdorf	7,208,362
	CONSTRUCTION & ENGINEERING – 7.5%
133,181	Bilfinger Berger	7,444,401
171,567	Hochtief	10,334,865
		17,779,266
	ELECTRICAL EQUIPMENT – 3.3%
60,686	SGL Carbon*	1,757,575
271,957	Solarworld†	3,050,633
164,800	Tognum	3,096,837
		7,905,045
	HEALTH CARE PROVIDERS & SERVICES – 4.5%
250,000	Celesio	5,496,923
229,946	Rhoen Klinikum†	5,147,500
		10,644,423
	HOUSEHOLD DURABLES – 0.5%
118,886	Loewe	1,122,482
	INDUSTRIAL CONGLOMERATES – 4.2%
172,583	Rheinmetall	9,949,073

Shares	Description	Value(a)
	INTERNET SOFTWARE & SERVICES – 2.8%
600,966	United Internet	$6,647,773
	LIFE SCIENCES TOOLS & SERVICES – 1.5%
108,287	Gerresheimer*	3,487,597
	MACHINERY – 7.4%
50,000	Demag Cranes*	1,525,545
573,046	GEA Group	11,519,261
100,000	Gildemeister†	1,120,019
298,963	MAX Automation	1,023,278
32,714	Pfeiffer Vacuum Technology	2,435,343
		17,623,446
	METALS & MINING – 2.4%
130,000	Aurubis	5,703,268
	PHARMACEUTICALS – 3.5%
247,563	Stada Arzneimittel	8,279,454
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.1%
179,592	Deutsche Euroshop†	4,889,008
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.7%
120,000	Aixtron†	2,899,363
130,766	Kontron	1,178,601
		4,077,964
	SOFTWARE – 6.1%
200,000	PSI	3,018,639
110,000	Software	11,390,739
		14,409,378
	SPECIALTY RETAIL – 3.7%
30,000	Douglas Holdings	1,259,562
50,000	Fielmann†	3,796,260
263,465	Praktiker Bau- und Heimwerkermaerkte	1,810,006
120,000	Tom Tailor Holding*	1,788,406
		8,654,234
	TEXTILES, APPAREL & LUXURY GOODS – 0.6%
5,647	Puma	1,510,305

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 88.8% (continued)
	THRIFTS & MORTGAGE FINANCE – 1.5%
210,000	Aareal Bank*†	$3,542,462
	TRADING COMPANIES & DISTRIBUTORS – 1.5%
200,000	Kloeckner & Co.*	3,561,137
	TRANSPORTATION INFRASTRUCTURE – 2.2%
120,000	Fraport†	5,137,442
	WIRELESS TELECOMMUNICATION SERVICES – 1.1%
255,646	Freenet*	2,617,216
	Total Common Stocks (cost $166,160,602)	205,470,013
	PREFERRED STOCKS – 2.1% HEALTH CARE EQUIPMENT & SUPPLIES – 0.7%
62,632	Sartorius†	1,488,730
	MEDIA – 1.4%
225,000	ProSiebenSat.1 Media	3,338,107
	Total Preferred Stocks (cost $2,545,737)	4,826,837
	Total Investments in German Securities (cost $168,706,339)	210,296,850
INVESTMENTS IN DUTCH COMMON STOCKS – 8.5%
	AEROSPACE & DEFENSE – 4.8%
549,645	EADS*	11,355,117
	LIFE SCIENCES TOOLS & SERVICES – 3.7%
445,887	QIAGEN*†	8,736,532
	Total Investments in Dutch Common Stocks (cost $13,852,633)	20,091,649
	Total Investments in Common and Preferred Stocks – 97.3% (cost $182,558,972)	230,388,499

Shares	Description	Value(a)
SECURITIES LENDING COLLATERAL – 14.1%
33,383,001	Daily Assets Fund Institutional, 0.27% (cost $33,383,001)(b)(c)	$33,383,001
CASH EQUIVALENTS – 0.0%
9,218	Central Cash Management Fund, 0.21% (cost $9,218)(c)	9,218
	Total Investments – 111.4% (cost $215,951,191)	263,780,718
	Other Assets and Liabilities, Net – (11.4%)	(26,858,024)
	NET ASSETS–100.0%	$236,922,694

*  Non-income producing security.

†  All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $31,775,310 which is 13.4% of net assets.

(a)  Value stated in US dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2010 (unaudited) (continued)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(d)
Germany	$210,296,850	$—	$—	$210,296,850
Netherlands	20,091,649	—	—	20,091,649
Short-Term Instruments	33,392,219	—	—	33,392,219
Total	$263,780,718	$—	$—	$263,780,718

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(d)  See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2010 (unaudited)

ASSETS
Investments, at value (cost $182,558,972) — including $31,775,310 of securities loaned	$230,388,499
Investment in Central Cash Management Fund (cost $9,218)	9,218
Investment in Daily Assets Fund Institutional (cost $33,383,001)*	33,383,001
Total Investments, at value (cost $215,951,191)	263,780,718
Foreign currency, at value (cost $7,962,471)	7,927,745
Receivable for investments sold	360,534
Foreign withholding tax refund receivable	29,710
Interest receivable	91,615
Other assets	30,625
Total assets	272,220,947
LIABILITIES
Payable upon return of securities loaned	33,383,001
Payable for investments purchased	1,546,408
Management fee payable	109,002
Investment advisory fee payable	52,941
Payable for Directors' fees and expenses	30,000
Accrued expenses and other liabilities	176,901
Total liabilities	35,298,253
NET ASSETS	$236,922,694
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$437,433,719
Cost of 16,404,113 shares held in Treasury	(194,394,411)
Undistributed net investment income	1,880,468
Accumulated net realized loss on investments and foreign currency	(55,781,069)
Net unrealized appreciation on investments and foreign currency	47,783,987
Net assets	$236,922,694
Net assets value per share ($236,922,694 ÷ 18,345,228 shares of common stock issued and outstanding)	$12.91

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS (unaudited)

For the six-months ended June 30, 2010
NET INVESTMENT INCOME
Income:
Dividends (net of foreign witholding taxes of $462,281)	$3,512,430
Interest	1,843
Income distributions — Central Cash Management Fund	363
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	515,832
Total investment income	4,030,468
Expenses:
Management fee	764,642
Investment advisory fee	374,613
Custodian fee	57,402
Services to shareholders	18,739
Reports to shareholders	41,580
Directors' fees and expenses	69,000
Legal fee	76,643
Audit and tax fee	28,129
NYSE listing fee	11,874
Insurance	18,872
Miscellaneous	7,888
Net expenses	1,469,382
Net investment income	2,561,086
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	713,933
Foreign currency	(1,046,910)
Net realized gain (loss)	(332,977)
Change in net unrealized appreciation (depreciation) on:
Investments	(30,963,734)
Foreign currency	(11,679)
Change in net unrealized appreciation (depreciation)	(30,975,413)
Net gain (loss)	(31,308,390)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,747,304)

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the six-months ended June 30, 2010 (unaudited)	For the year ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,561,086	$3,280,785
Net realized gain (loss)	(332,977)	(3,395,766)
Change in net unrealized appreciation (depreciation)	(30,975,413)	84,298,210
Net increase (decrease) in net assets resulting from operations	(28,747,304)	84,183,229
Distributions to shareholders from:
Net investment income	(988,692)	(3,338,445)
Capital share transactions:
Net proceeds from reinvestment of dividends (123,499 and 0 shares, respectively)	1,444,941	—
Cost of shares repurchased (512,890 and 830,339 shares, respectively)	(6,131,374)	(7,763,606)
Net decrease in net assets from capital share transactions	(4,686,433)	(7,763,606)
Total increase (decrease) in net assets	(34,422,429)	73,081,178
NET ASSETS
Beginning of period	271,345,123	198,263,945
End of period (including undistributed net investment income of $1,880,468 and $308,074, as of June 30, 2010 and December 31, 2009, respectively)	$236,922,694	$271,345,123

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six-months ended June 30,		For the years ended December 31,
	2010 (unaudited)		2009	2008		2007	2006	2005
Per share operating performance:
Net asset value:
Beginning of period	$14.48		$10.13	$19.38		$16.04	$11.29	$10.51
Net investment income (loss)(a)	.14		.17	.22	(b)	.17	.04	(.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.71)		4.27	(9.49)		3.77	4.91	1.32
Increase (decrease) from investment operations	(1.57)		4.44	(9.27)		3.94	4.95	1.31
Distributions from net investment income	(.05)		(.18)	(.19)		(.60)	(.21)	(.55)
Accretion resulting from tender offer	—		—	.18		—	—	—
Dilution in net asset value from dividend reinvestment	(.01)		—	—		—	—	(.02)
Increase resulting from share repurchases	.06		.09	.03		—	.01	.04
Net asset value:
End of period	$12.91		$14.48	$10.13		$19.38	$16.04	$11.29
Market value:
End of period	$11.46		$11.99	$8.01		$17.48	$14.47	$10.19
Total investment return for the period†
Based upon market value	(3.99	)%***	52.07%	53.32%		25.14%	44.13%	18.94%
Based upon net asset value	(10.44	)%***	45.22%	(46.75	)%(c)(d)	25.17%	43.94%	13.68%
Ratio to average net assets:
Total expenses	1.13	%**	1.19%	1.25%		1.00%*	1.30%*	1.64%*
Net investment income (loss)	.98	%****	1.49%	1.40	%(b)	.90%	.31%	(.07)%
Portfolio turnover	13	%***	42%	40%		47%	45%	52%
Net assets at end of period (000's omitted)	$236,923		$271,345	$198,264		$480,724	$397,933	$281,825

(a) Based on average shares outstanding during the period.

(b) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.04 per share and 0.23% of average daily net assets, respectively.

(c) Includes the effect of a gain realized on the sale of investments not meeting the investment guidelines of the Fund. Excluding this gain, total return would have been .06% lower.

(d) Return includes the effect of the $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.

  †  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  *  Prior to February 2007, custody credits were earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.00%, 1.30% and 1.63%, for 2007, 2006 and 2005, respectively.

  **  Annualized.

  ***  Not Annualized.

  ****  Not Annualized. The ratio for the six-months ended June 30, 2010 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (unaudited) (continued)

Securities Lending: The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deu tsche Investment Management Americas Inc. receives a management fee (0.12% annualized effective rate as of June 30, 2010) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The cost of investments at June 30, 2010 was $220,004,505 for United States Federal income tax purposes. Accordingly, as of June 30, 2010, net unrealized appreciation of investments aggregated $43,776,213 of which $67,163,373 and $23,387,160 are related to gross unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2009 of approximately $49,589,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($36,048,000) and December 31, 2017 ($13,541,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through December 31, 2009, the Fund incurred approximately $2,475,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2010.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (unaudited) (continued)

provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain o f its capital accounts without impacting the net asset value of the Fund.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas, Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, and 0.50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the six-months ended June 30, 2010, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.88% of the Fund's average daily net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six-months ended June 30, 2010, the amount charged to the Fund by DISC aggregated $18,739, of which $9,372 is unpaid.

Deutsche Bank AG, the German parent of the Manager and the Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six-months ended June 30, 2010, Deutsche Bank AG and its affiliates did not receive brokerage commissions.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2010 (unaudited) (continued)

Certain officers of the Fund are also officers of either the Manager or the Investment Adviser.

The Fund pays each Director not an "interested person" of the Manager or Investment Adviser retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six-months ended June 30, 2010 were $32,233,332 and $37,750,817, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments, the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the six-months ended June 30, 2010 and the year ended December 31, 2009, the Fund purchased 512,890 and 830,339 of its shares of common stock on the open market at a total cost of $6,131,374 and $7,763,606, ($11.95 and $9.35 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 14.76% and 18.75%, respectively. These shares are held in Treasury.

During the six-months ended June 30, 2010, the Fund issued 123,499 shares as part of the dividend reinvestment plan. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 16.13%.

NOTE 7. TENDER OFFER AND SHARE REPURCHASES

On July 20, 2010 the Fund announced that the Board of Directors approved a series of up to four, consecutive, semi-annual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value ("NAV"). The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. The first measurement period will commence on September 1, 2010.

The Fund also announced that the Board of Directors has authorized the Fund to repurchase up to 950,000 shares during the period August 1, 2010 through July 31, 2011. Purchases will be made when it is believed that such repurchases are advantageous to the Fund. Monthly updates concerning the Fund's repurchase program are available on its Web site at www.dws-investments.com. The Fund repurchased 701,730 shares during the period November 1, 2009 through June 30, 2010.

NOTE 8. REVIEW FOR SUBSEQUENT EVENTS

Management has evaluated the events and transaction subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events other than described in Note 7. Tender Offer and Share Repurchases that would require disclosure in the Fund's financial statements through this date.

THE NEW GERMANY FUND, INC.
REPORT OF ANNUAL MEETING OF STOCKHOLDERS (unaudited)

The Annual Meeting of Stockholders of The New Germany Fund, Inc. was held on June 28, 2010. The record date for the meeting was May 14, 2010 (the "Record Date"). On the Record Date the Fund had 18,450,628 shares outstanding and entitled to vote. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect four (4) Class I Directors, each to serve for a term of three years and until their successors are elected and qualify.

	Number of Votes:
Director	For	Abstain
Mr. Detlef Bierbaum	13,688,213	1,283,106
Mr. Richard Karl Goeltz	13,739,437	1,231,882
Mr. Christian H. Strenger	13,705,788	1,265,531
Mr. Robert H. Wadsworth	13,714,152	1,257,167

2. To elect one (1) Class II Director to serve for a term of one year and until his successor is elected and qualifies.

	Number of Votes:
Director	For	Abstain
Mr. Joachim Wagner	13,800,242	1,171,077

3. To elect one (1) Class III Director to serve for a term of two years and until his successor is elected and qualifies.

	Number of Votes:
Director	For	Abstain
Mr. Richard R. Burt	13,713,763	1,257,556

4. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2010.

Number of Votes:
For	Against	Abstain
14,056,815	823,890	90,612

5. To approve a proposed change in the Fund's fundamental investment objective to broaden the definition of German company.

Number of Votes:
For	Against	Abstain
10,819,926	776,876	83,233

THE NEW GERMANY FUND, INC.
REPORT OF ANNUAL MEETING OF STOCKHOLDERS (unaudited) (continued)

6. If properly presented at the Meeting, to consider and vote on a stockholder proposal to ask the Board of Directors to take the steps necessary to adopt an interval fund structure, whereby the Fund would conduct periodic tender offers at least semiannually for at least 10% of currently outstanding common shares at a price of at least 98% of net asset value.

Number of Votes:
For	Against	Abstain
8,680,182	2,802,528	197,319

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

JOACHIM WAGNER

Director

WERNER WALBRÖL

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RAINER VERMEHREN

Vice President and Lead Portfolio Manager

RITA RUBIN

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JOHN CARUSO

Anti-Money Laundering Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

R-18028-1 (8/10)

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company
210 W 10th Street 6th Floor
Attn: Closed-End Fund Area
Kansas City, MO 64105
Tel.: 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI-EMUI Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.dws-investments.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Rainer Vermehren, Director

•	Joined Deutsche Asset Management in 1997 and the Fund in 2010.
•	Portfolio manager for emerging markets equity: Frankfurt.
•	Prior to that, served as assistant to fund manager in Latin American equities at Morgan Stanley, New York from 1994 to 1996.
•	BA, Towson University; MBA, Fordham University.

Petra Pflaum, CEFA, Managing Director

•	Senior Portfolio Manager for German and European Small/MidCap Equities.
•	Joined DWS European Small/MidCap team in 2002 after joining DB Advisors' equity investment management team in 1999 focusing on consumer goods and Small/MidCaps; joined the Fund in 2000.
•	BA, Technical University of Trier; completed bank training program ("Bankkauffrau") at BHF Bank, Frankfurt.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG.

Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•

Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s semiannual period ended June 30, 2010.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Rainer Vermehren	-	-
Petra Pflaum	-	-

Because the Fund’s portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s semiannual period ended June 30, 2010.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	4	$1,462,867,288	-	-
Petra Pflaum	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	1	$28,555,593	-	-
Petra Pflaum	5	$1,283,664,978	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	1	$445,779	-	-
Petra Pflaum	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased *	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	77,477	$12.34	77,477	733,683
February 1 through February 28	115,105	$11.52	115,105	618,578
March 1 through March 31	163,408	$12.26	163,408	455,170
April 1 through April 30	21,900	$12.95	21,900	433,270
May 1 through May 31	64,600	$11.62	64,600	368,670
June 1 through June 30	70,400	$11.53	70,400	298,270
Total	512,890	$11.95	512,890

* All shares were purchased in open market transactions.

On October 26, 2009, the Fund announced that its Board of Directors has authorized the repurchase of up to 1,000,000 shares during the period from November 1, 2009 until October 31, 2010. This program was terminated effective July 31, 2010.

On July 20, 2010, the Fund announced that its Board of Directors has authorized a Discount Management Program (the "Program"). The Board approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. The first measurement period will commence on September 1, 2010. The Program also provides for a continuation of share repurchases by the Fund such that the Fund is authorized to repurchase up to 950,000 shares from August 1, 2010 to July 31, 2011.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 30, 2010